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                             [SERVICEWARE INC LOGO]

                                                                    Exhibit 99.2


                                 March 28, 2000

Ken Allard
Vice President
Technology and Operations Research
Jupiter Communications
627 Broadway
New York, NY 10012


                    Re: Reference of statistical information
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     On behalf of Jupiter Communications, I hereby consent to the use of our name as an Expert in the Registration Statement of Form S-1 filed by Service Ware.com, Inc.


                                         /s/ Ken Allard                  3/30/00
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                                             By:
                                             Name: